Exhibit 10.1

AMENDMENT NO. 1 TO THE

THREE YEAR REVOLVING CREDIT AGREEMENT

Dated as of August 26, 2011

AMENDMENT NO. 1 TO THE THREE YEAR REVOLVING CREDIT AGREEMENT (“this Amendment”) among KBR, INC., a Delaware corporation (the “Borrower”), the banks and other entities that are parties to the Credit Agreement referred to below (collectively, the “Banks”), Citibank, N.A., as a Bank and as Administrative Agent (the “Administrative Agent”) and the other Banks parties thereto.

PRELIMINARY STATEMENT: The Borrower, the Banks and the Administrative Agent have entered into a Three Year Revolving Credit Agreement dated as of November 3, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), and the Borrower and the Required Banks have agreed to amend the Credit Agreement as hereinafter set forth Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 1. Amendment to Credit Agreement. Section 5.02(g)(i) of the Credit Agreement is hereby amended by deleting each reference to “$400 million” and inserting in lieu thereof “$500 million”.

SECTION 2 Condition of Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Subsidiary Guarantors and the Required Banks.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants that, both before and after giving effect to this Amendment: (i) the representations and warranties contained in each Loan Document are correct on and as of the date hereof (except that those representations and warranties that expressly relate to a specific earlier date, were correct on and as of such earlier date); and (ii) no Default or an Event of Default exists.

SECTION 4. Reference to and Effect on the Loan Document. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement as amended by this Amendment and other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any Loan Document, nor constitute a waiver of any provision of any Loan Document.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment in electronic form shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

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KBR, INC.

By	/s/ Charles E. Schneider
Name: Charles E. Schneider
Title: Vice President, Finance & Treasurer

[Signature page to the First Amendment]

CONSENT AND ACKNOWLEDGMENT OF GUARANTORS

Dated as of the date set forth in the First Amendment above

Reference is made to the Subsidiary Guarantee dated as of November 3, 2009 executed by the undersigned Subsidiary Guarantors in connection with the Credit Agreement (the “Guarantee”). Each undersigned Subsidiary Guarantor hereby consents to the foregoing First Amendment and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and on and after the effectiveness of such Amendment, each reference in the Guarantee to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

KBR HOLDINGS, LLC
KELLOGG BROWN & ROOT SERVICES, INC.
KELLOGG BROWN & ROOT LLC
KELLOGG BROWN & ROOT INTERNATIONAL, INC.
KBR USA LLC, formerly known as KBR ACQUISITION HOLDINGS, LLC

By:	/s/ Charles E. Schneider
Name: Charles E. Schneider
Title: Vice President, Finance & Treasurer

[Signature page to the First Amendment]

CITIBANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Vice President

[Signature page to the First Amendment]

Name of Bank:

By:
Name:
Title:

[Form of Signature page to the First Amendment for other banks parties thereto – Actual signature pages omitted]